                                 March 27, 1995



Lamonts Apparel, Inc.
3650 131st. Avenue, S.E.
Bellevue, Washington  98006

     Re: Letter Agreement (the "Letter Agreement"), dated October 18, 1994, between Lamonts Apparel, Inc. (the "Company") and the undersigned holders (the "Holders") of the Company's 10 1/4% Subordinated Notes due 1999 (as amended from time to time, the "Notes").

Ladies and Gentlemen:

     Reference is hereby made to the Letter Agreement. The undersigned Holders have taken the position that they are not obligated to make an Exchange (as defined in the Letter Agreement) for a variety of reasons including, without limitation, that the Company has breached a financial covenant in the Loan and Security Agreement with Foothill Capital Corporation (as provided in paragraph 3(f) of the Letter Agreement) by filing proceedings under Chapter 11. The Company has taken no position as to whether it may request an Exchange or whether any covenant that may have been breached in such Loan and Security Agreement would constitute a financial covenant. Since the parties expect that the issues relating to an Exchange will be resolved through negotiation of a Plan of Reorganization, they wish to postpone any dispute over the rights and obligations of the parties under the Letter Agreement.

     The undersigned hereby agree that the period during which the Company may request the Holders of the Notes to exchange such Notes in accordance with the terms of the Letter Agreement shall be extended indefinitely beyond March 31, 1995; PROVIDED, however, that the date by which the Company must request such an exchange shall be 60 days after written notice from the Holders of a majority of the Notes electing to reinstate a deadline for requesting an Exchange.

     The undersigned further agree that (a) the condition contained in paragraph 3(f) shall be measured from the date of the Letter Agreement to March 31, 1995, and (b) the execution of this instrument shall not be an admission or waiver by any party as to their rights and obligations under the Letter Agreement.

Lamonts Apparel, Inc.
March 27, 1995
Page 2



     This instrument sets forth the agreement of the undersigned, who are all of the Holders of the Notes, and may be executed in any number of counterparts, and by each Holder in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. The principal amount of the Notes set forth are the amounts held as of October 18, 1994 which have changed as of the date hereof solely by virtue of the accrual of interest.

                                   Sincerely,

                                   Executive Life Insurance Company of New York



                                   By: /s/ Richard J. Lindquist
                                      -----------------------------------------
                                      Name: Richard J. Lindquist
                                      Title: Director, CS First Boston
                                             Investment Management
                                             for Executive Life Insurance
                                             Company of New York

                                   (Principal amount of Notes: $6,429,000)


                                   (Nominee:  ATWELL & Co.)

Illinois State Board of Investments (the "Holder") is a fund whose assets are managed by Fidelity Management Trust Company. Notice is hereby given that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Northern Trust as Trustee for:

                         Illinois State Board of Investments



                         By: /s/ Judith Pascente
                            --------------------------------------------
                              Judith Pascente
                              2nd Vice President

                         (Principal amount of Notes:  $397,000)



                         (Nominee:  ELL & Co.)

Illinois Municipal Retirement Fund (the "Holder") is a fund whose assets are managed by Fidelity Management Trust Company. Notice is hereby given that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Northern Trust as Trustee for:

                         Illinois Municipal Retirement Fund



                         By: /s/ Judith Pascente
                            -------------------------------------------
                              Judith Pascente
                              2nd Vice President

                         (Principal amount of Notes:  $1,124,000)



                         (Nominee:  ELL & Co.)

General Motors Employees Domestic Group Pension Trust (the "Holder") is a fund whose assets are managed by Fidelity Management Trust Company. Notice is hereby given that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Bankers Trust as Trustee for:

                         General Motors Employees Domestic Group Pension Trust



                         By: /s/ Donna H. Sheehan, VP
                            ------------------------------------
                              DONNA H. SHEEHAN
                               VICE PRESIDENT


                         (Principal amount of Notes:  $1,513,000)



                         (Nominee:  PITT & Co.)

Pension Reserves Investment Management Board (the "Holder") is a fund whose assets are managed by Fidelity Management Trust Company. Notice is hereby given that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Pension Reserves Investment Management Board

                         By:  State Street Bank, as Custodian



                         By: /s/
                            ---------------------------------------


                         (Principal amount of Notes:  $165,000)




                         (Nominee:  CATAMARAN & Co.)

Fidelity Asset Manager Fund (the "Holder") is an Ontario mutual fund trust.
Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Fidelity Investments Canada Limited, as Trustee for Fidelity Asset Manager Fund



                         By: /s/ William Fleury
                            -------------------------------------
                              William Fleury
                              Assistant Secretary

                         (Principal amount of Notes:  $83,000)



                         (Nominee:  THISBE & Co.)

Fidelity Magellan Fund (the "Holder") is a Massachusetts business trust. A copy of the Holder's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Fidelity Magellan Fund



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $8,267,000)



                         (Nominee:  MAG & Co.)

Fidelity Puritan Fund (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Puritan Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Fidelity Puritan Fund



                         By: /s/ John H. Costello
                            -------------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $2,893,000)



                         (Nominee:  M. GARDINER & Co.)

Spartan High Income Fund (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Fixed-Income Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Spartan High Income Fund



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $2,893,000)



                         (Nominee:  HUDD & Co.)

Fidelity Advisor High Yield Fund (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Advisor Series II Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Fidelity Advisor High Yield Fund



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $2,067,000)



                         (Nominee:  HUDD & Co.)

Variable Insurance Products Fund: High Income Portfolio (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Variable Insurance Products Fund Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Variable Insurance Products Fund:  High Income
                         Portfolio



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $2,067,000)



                         (Nominee:  HUDD & Co.)

Variable Insurance Products Fund II: Asset Manager Portfolio (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Variable Insurance Products Funds II Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Variable Insurance Products Fund II: Asset Manager Portfolio



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $2,645,000)



                         (Nominee:  M. GARDINER & Co.)

Fidelity Capital & Income Fund (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Summer Street Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Fidelity Capital & Income Fund



                         By: /s/ John H. Costello
                            --------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $17,545,000)



                         (Nominee:  HUDD & Co.)

Fidelity Asset Manager (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Charles Street Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Fidelity Asset Manager



                         By: /s/ John H. Costello
                            --------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $12,317,000)



                         (Nominee:  M. GARDINER & Co.)

Fidelity Asset Manager: Growth (the "Holder") is a portfolio of a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Charles Street Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder. The Company is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all other series.

                         Fidelity Asset Manager:  Growth



                         By: /s/ John H. Costello
                            -------------------------------------
                              JOHN H. COSTELLO
                              Assistant Treasurer

                         (Principal amount of Notes:  $1,488,000)



                         (Nominee:  M. GARDINER & Co.)

Fidelity High Yield Bond Collective Trust (the "Holder") is a fund whose assets are managed by Fidelity Management Trust Company. Notice is hereby given that this Agreement is not executed on behalf of the trustees of the Holder as individuals, and the obligations of this Agreement are not binding upon any of the trustees, officers or shareholders of the Holder individually, but are binding only upon the assets and property of the Holder. The Company agrees that no shareholder, trustee or officer of the Holder may be held personally liable or responsible for any obligations of the Holder arising out of this Agreement. With respect to obligations of the Holder arising out of this Agreement, the Company shall look for payment or satisfaction of any claim solely to the assets and property of the Holder.

                         Fidelity Management Trust Company as Trustee for:

                         Fidelity High Yield Bond Collective Trust



                         By: /s/ Thomas T. Soviero
                            -----------------------------------------
                              Thomas T. Soviero
                              Vice President

                         (Principal amount of Notes:  $107,000)



                         (Nominee:  PITT & Co.)

AGREED TO AND ACCEPTED:


LAMONTS APPAREL, INC.




By: /s/ Loren Rothschild
   -------------------------
    Name: Loren Rothschild
    Title: